UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 14, 2005

EPIX Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-21863	04-3030815
(Commission File Number)	(IRS Employer Identification No.)

161 First Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 250-6000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On January 14, 2005, EPIX Pharmaceuticals, Inc. issued a press release that announced that the U.S. Food and Drug Administration (FDA) has completed its review of the new drug application for MS-325 (gadofosveset trisodium), and found it to be approvable.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(c) The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Press Release dated January 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX Pharmaceuticals, Inc.

(Registrant)

Date: January 14, 2005	/s/ Peyton J. Marshall
Peyton J. Marshall Senior Vice-President, Finance and Administration, Chief Financial Officer